UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): November 5, 2026
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 5, 2026, the Board of Directors of TransUnion (the “Company”) appointed David Gilbert as the Interim Chief Financial Officer of the Company, effective as of January 1, 2027. As previously disclosed in the Company’s Current Report on Form 8-K filed on September 23, 2026, the Company’s current Chief Financial Officer, Todd M. Cello, announced his resignation from his role as Chief Financial Officer on September 19, 2026, effective as of December 31, 2026. Mr. Cello will then serve as a full-time advisor through March 1, 2027.
Mr. Gilbert, age 57, has served as the Company’s Senior Vice President and Chief Financial Officer, International segment, since August 2017. Mr. Gilbert joined the Company in 1991, serving in various finance and accounting roles of increasing responsibility throughout his tenure. Mr. Gilbert is a certified public accountant and holds a Bachelor of Business Administration in Accounting from Loyola University of Chicago.
In connection with Mr. Gilbert’s appointment as Interim Chief Financial Officer, Mr. Gilbert will receive a monthly stipend of $15,000 for the duration of his service as Interim Chief Financial Officer. In addition, separate from and not as compensation for his service as Interim Chief Financial Officer, Mr. Gilbert will receive (i) a cash retention award in the amount of $150,000, 50% of which will be paid in June 2027 and 50% of which will be paid in December 2027, in each case subject to Mr. Gilbert’s continued employment with the Company through the applicable payment date, and (ii) a retention award of restricted stock units with a grant date value of $150,000 pursuant to the Company’s Second Amended and Restated 2015 Omnibus Incentive Plan, which will vest in full on the first anniversary of the grant date, subject to Mr. Gilbert’s continued employment with the Company through the vesting date.
There are no arrangements or understandings between Mr. Gilbert and any other person pursuant to which he was selected as an officer. Mr. Gilbert has no family relationships with any director or executive officer of the Company and there are no transactions involving Mr. Gilbert that would be required to be reported under Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD Disclosure
A copy of the press release announcing the appointment of Mr. Gilbert is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of TransUnion dated November 5, 2026
104	Cover page Interactive Data File (embedded within the inline XBRL file).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: November 5, 2026	By:	/s/ Heather J. Russell
	Name:	Heather J. Russell
	Title:	Executive Vice President, Chief Legal Officer